Equity	12 Months Ended
Oct. 31, 2025
Equity [Abstract]
Equity
16.	Equity

(a)	Ordinary shares

MaxsMaking had an authorized share capital of US$166,250 at incorporation, divided into A Shares of par value of US $0.01 each, of which 9,200,000 shares were issued and B Shares of par value of US$0.01 each, of which 7,425,000 shares were issued.

(b)	Additional paid in capital

As of October 31, 2025 and 2024, the additional paid-in capital of the Company was $ 5,972,110 and $ 1,712,492, respectively.

On July 8, 2025, the Company consummated its IPO of 1,625,000 A Shares at a price of $4.00 per share, generating gross proceeds of $6,500,000 before deducting underwriting discounts and offering expenses. The cash proceeds, net of transaction costs from this IPO was $4,275,868 and have been recognized under common stock and additional paid in capital, respectively.

(c)	Statutory reserve

The Company’s PRC subsidiaries each is required to make appropriation to certain reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the surplus reserve are made at the discretion of the Board of Directors of the PRC entity. As of October 31, 2025 and 2024, the balance of statutory reserve was $788,123 and $705,396, respectively.